COMMITMENTS	6 Months Ended
Jun. 30, 2022
Subclassifications of assets, liabilities and equities [abstract]
COMMITMENTS	COMMITMENTS
The Company’s commitments consist of the following:

	June 30, 2022	December 31, 2021
Purchase commitments	14,218	13,509
Guarantees, pledges and other collateral	8,159	8,003
Capital expenditure commitments	178	330
Other commitments	1,549	1,576
Total	24,104	23,418
Purchase commitments
Purchase commitments consist primarily of major agreements for procuring iron ore, coking coal, coke and hot metal. The Company also has a number of agreements for electricity, industrial and natural gas, scrap and freight. In addition to those purchase commitments disclosed above, the Company enters into purchasing contracts as part of its normal operations which have minimum volume requirements, but for which there are no take-or-pay or penalty clauses included in the contract. The Company does not believe these contracts have an adverse effect on its liquidity position.
Purchase commitments included commitments given to associates for 1,488 and 1,562 as of June 30, 2022 and December 31, 2021, respectively. Purchase commitments given to associates included 653 and 819 as of June 30, 2022 and December 31, 2021, respectively, related to the gas supply agreement signed in 2020 with Kryvyi Rih Industrial Gas. Purchase commitments included commitments given to joint ventures for 886 and 1,140 as of June 30, 2022 and December 31, 2021, respectively. Purchase commitments given to joint ventures included 424 and 611 related to Tameh and 452 and 515 related to Enerfos as of June 30, 2022 and December 31, 2021, respectively.
Guarantees, pledges and other collateral
Guarantees related to financial debt and credit lines given on behalf of third parties were 175 and 146 as of June 30, 2022 and December 31, 2021, respectively. Additionally, guarantees of 12 and 12 were given on behalf of associates and guarantees of 4,353 and 4,295 were given on behalf of joint ventures as of June 30, 2022 and December 31, 2021, respectively.
Guarantees given on behalf of joint ventures included 312 and 279 for the guarantees issued on behalf of Calvert, 177 and 175 for the guarantees issued on behalf of ArcelorMittal Tubular Products Al Jubail ("Al Jubail") and 318 and 323 in relation to outstanding lease liabilities for vessels operated by Global Chartering Ltd as of June 30, 2022 and December 31, 2021, respectively. Guarantees given on behalf of joint ventures also included 3,088 as of June 30, 2022 and December 31, 2021 corresponding to ArcelorMittal's 60% guarantee of the 5.146 billion ten-year term loan agreement entered into by the AMNS India joint venture with various Japanese banks on March 16, 2020.
As of June 30, 2022, pledges and other collateral mainly relate to (i) mortgages entered into by the Company’s operating subsidiaries and (ii) inventories and receivables pledged to secure the South African Rand revolving borrowing base finance facility for the amount drawn of 74 and ceded bank accounts to secure environmental obligations, true sale of receivables programs and the revolving borrowing base finance facility in South Africa of 58. Pledges of property, plant and equipment were 108 and 111 as of June 30, 2022 and December 31, 2021, respectively. Other sureties, first demand guarantees, letters of credit, pledges and other collateral included 411 and 406 commitments given on behalf of associates as of June 30, 2022 and December 31, 2021, respectively, and 527 and 452 commitments given on behalf of joint ventures as of June 30, 2022 and December 31, 2021, respectively.
Capital expenditure commitments
Capital expenditure commitments mainly relate to commitments associated with investments in expansion and improvement projects by various subsidiaries.
In 2016, ArcelorMittal South Africa committed to an investment program in connection with the competition commission settlement. The remaining capital expenditure was 100 as of December 31, 2021. The commitment expired during the first half of 2022.
Capital expenditure commitments also included 115 and 158 as of June 30, 2022 and December 31, 2021, respectively, for the 1 billion investment program at the Company's Mexican operations, which is focused on building ArcelorMittal Mexico's downstream capabilities. The main investment is related to the new hot strip mill with capacity of approximately 2.5 million tonnes.
Other commitments
Other commitments given comprise mainly commitments incurred for gas supply to electricity suppliers.
As of September 21, 2018 an Environmental Commitment Agreement ("ECA") has been executed between ArcelorMittal Brasil, local government and the Brazilian environment authorities. ArcelorMittal Brasil committed to carry out, over the next 5 years, a series of environmental operational and capital investments with the aim to reduce atmospheric emissions from the Company's Tubarão site. To comply with the ECA requirements, ArcelorMittal Brasil may need to acquire new equipment and change some of its current operating methods and processes. As of June 30, 2022, ArcelorMittal Brasil estimated the underlying costs to implement those investments at 176. The non-compliance with ECA would lead to fines amounting to a maximum of 19 and 18 as of June 30, 2022 and December 31, 2021, respectively. Other commitments also included 452 and 442 as of June 30, 2022 and December 31, 2021, respectively, relating to ArcelorMittal Brasil's commitment to carry out capital expenditures at the Monlevade industrial plant to complete the expansion project by the second half of 2024, following a protocol of intent agreed between the Minas Gerais State Government, ArcelorMittal Brasil and BMB Belgo Mineira Bekaert Artefatos De Arame Ltd ("BMB") on November 19, 2021.
Commitments to sell
In addition to the commitments presented above, the Company has firm commitments to sell for which it also has firm commitments to purchase included in purchase commitments for 379 and 292 as of June 30, 2022 and December 31, 2021, respectively, and mainly related to natural gas and electricity.